SUMMARY PROSPECTUS May 1, 2017

AB Variable Products Series Fund, Inc.

Global Risk Allocation—Moderate Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to www.abfunds.com/links/variable, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek long term growth of capital while seeking to limit volatility.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.60%
Distribution (12b-1) Fees	.25%
Other Expenses:
Transfer Agent	.00%	(a)
Other Expenses	.47%

Total Other Expenses	.47%

Acquired Fund Fees and Expenses	.12%

Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	1.44%

Fee Waiver and Expense Reimbursement(b)	(.44)%

Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement	1.00%

(a)	Less than .01%.

(b)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio (including the Portfolio’s proportionate share of the fees and expenses of registered investment companies or series thereof in which the Portfolio invests) through May 1, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.00% of average daily net assets (“expense limitation”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the expense limitation.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that the expense limitation remains in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$102
After 3 Years	$412
After 5 Years	$745
After 10 Years	$1,686

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL STRATEGIES

In making decisions on the allocation of assets among “growth assets” and “safety assets”, the Adviser will use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds, or ETFs. The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

PRINCIPAL RISKS

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Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

High Yield Securities Risk: Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the portfolios positions will typically limit the opportunity for gain.

•

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

•

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

•

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 2.32%, 3rd quarter, 2016; and Worst Quarter was down -0.96%, 1st quarter, 2016.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	Since Inception*
Portfolio	4.24%	-1.33%
MSCI World Index (net) (U.S. Dollar Hedged) (reflects no deduction for fees, expenses, or taxes)	9.39%	2.18%
60% MSCI World Index (U.S. Dollar hedged)/40% Bloomberg Barclays Global G7 Treasury Index (U.S. Dollar hedged)** (reflects no deduction for fees, expenses, or taxes)	7.33%	2.37%

*	Since inception return is from April 28, 2015.

**	The performance table includes an additional index that shows how the Portfolio’s performance compares with a composite index comprised of a broad equity index and an investment grade government bond index.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2016	Senior Vice President of the Adviser

Leon Zhu	Since 2015	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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